                                                                     Exhibit 4.3

NCU            00349

NCU

[ANAREN MICROWAVE, INC. LOGO]

                                                                   ******    ***
                                                                    COMMON STOCK

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

THIS
CERTIFIES
THAT
                                                                          IS THE
                                                                        OWNER OF

0000011274
                                                               -----------------
                                                               CUSIP 032744 10 4
                                                               -----------------
FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF ONE CENT (.01[CENT SYMBOL]) EACH OF
==============================ANAREN MICROWAVE, INC.============================
(HEREINAFTER REFERRED TO AS THE "CORPORATION"), TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED
ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.
     THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTRAR.
     WITNESS THE SEAL OF THE CORPORATION AND THE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED:

00349001684 IXR

[ANAREN MICROWAVE, INC. CORPORATE SEAL]

AUTHORIZED OFFICERS
                              /s/ David M. Ferrara
                                   SECRETARY
                                                            /s/ Lawrence A. Sala
                                                              CEO AND PRESIDENT

                          COUNTERSIGNED AND REGISTERED
                    AMERICAN STOCK TRANSFER & TRUST COMPANY
                                (NEW YORK, N.Y.)

BY                                                        TRANSFER AGENT
                                                          AND REGISTRAR

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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws of regulations:

     TEN COM--as tenants in common
     TEN ENT--as tenants by the entireties
      JT TEN--as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT--___________________________Custodian_________________________
                           (Cust)                               (Minor)
                   under Uniform Gifts to Minors
                   Act__________________
                           (State)

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED_______________________HEREBY SELL, ASSIGN, AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFICATION NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________SHARES
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT
________________________________________________________________________ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED____________________________



     ---------------------------------------------------------------------------
     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
             WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



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